UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3703

Name of Fund: CBA Money Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, CBA Money
        Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/03 - 08/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                CBA Money Fund

Semi-Annual Report
August 31, 2003

[LOGO] Merrill Lynch Investment Managers

CBA Money Fund

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2               CBA MONEY FUND                 AUGUST 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. With that bit of good news, fixed income investments, which had become the asset class of choice during the long equity market decline, were left to perform on a new playing field.

The Federal Reserve Board continued its accommodative monetary policy into June 2003, when it brought the Federal Funds rate down to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of August 31, 2003, the 10-year Treasury bond was yielding 4.47%. This compared to a yield of 3.69% six months earlier and 4.14% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                             Sincerely,


                                             /s/ Terry K. Glenn

                                             Terry K. Glenn
                                             President and Trustee


                CBA MONEY FUND                 AUGUST 31, 2003                 3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We believe the Federal Reserve Board will maintain lower short-term interest rates in the near term, and this should present opportunity further out on the yield curve.

Discuss the economic conditions that existed during the period.

Early in the period, U.S. economic activity remained slow as the conflict in Iraq brought consumer and business spending to a standstill. Gross domestic product (GDP) for the first quarter of 2003 grew at only 1.4%, the same rate of growth as the disappointing fourth quarter of 2002. On the positive side, low mortgage rates supported the strength in the housing market and mortgage refinancing provided consumers with some financial flexibility.

As the geopolitical concerns subsided, economic growth began to show improvement, with 3.3% growth registered in the second quarter of 2003. By the end of August 2003, it was evident that the U.S. economy was growing still faster. Even if further increases in defense spending do not meet second-quarter levels, we believe consumer spending and business investment expenditures should continue to push the economy to better than 4% growth in the second half of 2003.

Despite the generally favorable growth trend, the labor situation remained weak. Although companies have generated profits, it has been achieved through productivity gains. With the consumer accounting for the majority of GDP growth, we believe an improvement in employment will be essential to sustainable above-trend economic growth. Other potential negatives for the economy going forward are an end to the mortgage-refinancing boom and the rapidly deteriorating fiscal situation at the federal and state level.

Throughout the period, the Federal Reserve Board maintained its accommodative monetary policy, most recently dropping the Federal Funds rate to 1% at its June meeting. We expect short-term interest rates to remain at this level for some time as the Federal Reserve Board maintains its focus on achieving sustainable economic growth. While we believe short-term interest rates will inch higher as the potential for monetary tightening nears, we do not anticipate any interest rate increases until 2004.

How did the Fund perform in light of the existing market conditions?

For the six-month period ended August 31, 2003, CBA Money Fund paid shareholders a net annualized dividend of 0.50%.* The Fund's seven-day yield as of August 31, 2003 was 0.26%.

The average portfolio maturity for CBA Money Fund at August 31, 2003 was 66 days, compared to 43 days at February 28, 2003. The portfolio's average maturity ranged from 50 days to 66 days during the period.

We strategically reduced duration late in the second quarter of the year in anticipation of the June Federal Open Market Committee (FOMC) meeting. At that time, front-end yields continued to favor the likelihood of a half-point rate cut. To avoid investing at these levels, we targeted much shorter maturities, reducing duration until better opportunities arose. The FOMC ultimately cut interest rates by only .25%, targeting a Federal Funds level of 1%. In response to this action, bond yields rose sharply. Notably, the yield on the two-year Treasury climbed more than 90 basis points (0.90%), reaching 2%. The magnitude of this move presented tremendous value in our estimation, and we then extended the Fund's duration back into the mid 60-day range.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


4               CBA MONEY FUND                 AUGUST 31, 2003

How did you manage the Fund during the period?

Given concerns about deflation, the Federal Reserve Board seems willing to maintain accommodative monetary policy for some time. Accordingly, sectors with maturities of 12 months or less have held firm, offering yields only slightly higher than overnight financing levels. Seeing minimal value, we sold these sectors and favored the 15-month - 18-month area where the curve becomes much steeper. Due to the tightening of quality spreads, our focus was typically on government and agency issues. When yield volatility rose, we were able to capitalize by adding callable notes that provided both higher coupons and option-adjusted spreads in this environment.

How would you characterize the Fund's position at the close of the period?

We believe the bond market will trade in a relatively narrow range for the next six months. The difficult employment situation is enough to temper optimism that a sustainable economic recovery is truly underway. As a result, we maintain our constructive bias. We prefer variable-rate product when yields approach recent lows and we look to be aggressive, adding fixed-rate securities, when yields creep higher. The steepness of the yield curve in the two-year sector is too compelling to ignore, particularly if the FOMC does maintain its holding pattern.

The portfolio's composition at the end of the August period and as of our last report to shareholders is as follows:

--------------------------------------------------------------------------------
                                                          8/31/03        2/28/03
--------------------------------------------------------------------------------
Bank Notes ........................................           --           4.6%
Certificates of Deposit--European .................           --           5.0
Certificates of Deposit--Yankee+ ..................          8.6%          7.3
Commercial Paper ..................................         14.5          12.9
Corporate Notes ...................................          3.7           0.5
Funding Agreements ................................          8.4          11.6
Medium-Term Notes .................................         15.6          11.1
Municipal Bonds ...................................           --           1.0
Promissory Notes ..................................          0.4            --
U.S. Government & Agency
  Obligations--Discount Notes .....................          1.8            --
U.S. Government & Agency
  Obligations--Non-Discount Notes .................         47.4          45.9
Other Assets Less Liabilities .....................           --           0.1
Liabilities in Excess of Other Assets .............         (0.4)           --
                                                          --------------------
Total .............................................        100.0%        100.0%
                                                          ====================

+     U.S. branches of foreign banks.

Richard J. Mejzak
Vice President and Portfolio Manager

September 15, 2003


                CBA MONEY FUND                 AUGUST 31, 2003                 5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments as of August 31, 2003                     (in Thousands)

                                         Face        Interest        Maturity
Issue                                   Amount        Rate*            Date          Value
==========================================================================================
Certificates of Deposit--Yankee--8.6%
==========================================================================================
BNP Paribas, NY                        $ 6,000        1.04+ %        3/08/2004     $ 6,000
------------------------------------------------------------------------------------------
Deutsche Bank
AG, NY                                   5,000        1.25+          6/21/2004       5,008
------------------------------------------------------------------------------------------
Societe Generale, NY                     7,000        1.05+          2/12/2004       7,000
------------------------------------------------------------------------------------------
Toronto-Dominion                         2,500        1.05+          9/26/2003       2,500
Bank, NY
------------------------------------------------------------------------------------------
Total Certificates of Deposit -- Yankee
(Cost--$20,500) ..............................................................      20,508
==========================================================================================
Commercial Paper--14.5%
==========================================================================================
Amstel Funding                           2,600        1.07          11/13/2003       2,594
Corp.
------------------------------------------------------------------------------------------
Clipper Receivables                      1,738        1.03           9/10/2003       1,737
Corp.
------------------------------------------------------------------------------------------
Goldman Sachs                            7,000        1.11+         10/09/2003       6,991
Group, Inc.
------------------------------------------------------------------------------------------
Greyhawk                                 1,000        1.04           9/19/2003         999
Funding, LLC                             2,000        1.07          11/10/2003       1,996
------------------------------------------------------------------------------------------
Morgan Stanley                           5,000        1.143+         1/09/2004       5,000
Group, Inc.
------------------------------------------------------------------------------------------
Newport Funding                          1,488        1.05           9/02/2003       1,488
Corp.
------------------------------------------------------------------------------------------
Old Line Funding Corp.                     279        1.07           9/23/2003         279
------------------------------------------------------------------------------------------
Rio Tinto Limited                          350        1.06           9/19/2003         350
------------------------------------------------------------------------------------------
San Paolo IMI US                         3,000        1.07           9/04/2003       2,999
Financial Company
------------------------------------------------------------------------------------------
Sigma Finance                            7,000        1.06+         12/05/2003       7,000
Corporation                              3,000        1.07+          5/17/2004       3,000
------------------------------------------------------------------------------------------
Total Commercial Paper (Cost--$34,442) .......................................      34,433
==========================================================================================
Corporate Notes -- 3.7%
==========================================================================================
Canadian Imperial                        8,000        1.127+         9/15/2004       8,000
Bank of Commerce
------------------------------------------------------------------------------------------
Holmes Financing                           750        1.11+         10/15/2003         750
Number 6
------------------------------------------------------------------------------------------
Total Corporate Notes (Cost--$8,750) .........................................       8,750
==========================================================================================
Funding Agreements -- 8.4%
==========================================================================================
Monumental Life                        $10,000        1.246+%        8/13/2004    $ 10,000
Insurance Company
------------------------------------------------------------------------------------------
New York Life                           10,000        1.16+          5/28/2004      10,000
Insurance Company
------------------------------------------------------------------------------------------
Total Funding Agreements (Cost--$20,000) .....................................      20,000
==========================================================================================
Medium-Term Notes -- 15.6%
==========================================================================================
American Honda                           3,000        1.08+         10/06/2003       3,000
Finance Corp.                            3,000        1.34+         11/10/2003       3,002
------------------------------------------------------------------------------------------
BMW US Capital                           1,000        1.11+         12/10/2003       1,000
Group
------------------------------------------------------------------------------------------
Bank of Scotland                         5,000        1.12+          1/20/2004       5,000
PLC
------------------------------------------------------------------------------------------
General Electric                         6,000        1.263+        11/07/2003       6,002
Capital Corp.                            4,000        1.131+         9/17/2004       4,000
------------------------------------------------------------------------------------------
Goldman Sachs                            5,000        1.356+         9/13/2004       5,000
Group, Inc.
------------------------------------------------------------------------------------------
Household Finance                        1,100        1.13+          8/18/2004       1,100
Corp.
------------------------------------------------------------------------------------------
Morgan Stanley                           6,000        1.155+         9/19/2003       6,000
Group, Inc.
------------------------------------------------------------------------------------------
Northern Rock
PLC                                      3,000        1.13+         11/19/2003       3,000
------------------------------------------------------------------------------------------
Total Medium-Term Notes (Cost--$37,103) ......................................      37,104
==========================================================================================
Promissory Notes -- 0.4%
==========================================================================================
Morgan Stanley                           1,000        1.223+         2/02/2004       1,000
Group, Inc.
------------------------------------------------------------------------------------------
Total Promissory Notes (Cost--$1,000) ........................................       1,000
==========================================================================================
U.S. Government & Agency Obligations --
Discount Notes -- 1.8%
==========================================================================================
Freddie Mac                              1,690        1.05           9/30/2003       1,688
                                         2,478        1.07          10/31/2003       2,474
------------------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations--
Discount Notes (Cost--$4,162) ................................................       4,162
------------------------------------------------------------------------------------------


6               CBA MONEY FUND                 AUGUST 31, 2003

Schedule of Investments (concluded)                               (in Thousands)

                                         Face        Interest        Maturity
Issue                                   Amount        Rate*            Date          Value
==========================================================================================
U.S. Government & Agency Obligations --
Non-Discount Notes -- 47.4%
==========================================================================================
Fannie Mae                             $15,000        0.936+%        1/16/2004    $ 15,000
                                         1,250        2.50          10/01/2004       1,251
                                         1,500        2.20           1/14/2005       1,504
                                           340        2.125          8/19/2005         340
                                         1,750        2.11           8/26/2005       1,751
------------------------------------------------------------------------------------------
Federal Farm                            10,000        0.961+        10/01/2003      10,000
Credit Bank                              2,500        0.97+         11/14/2003       2,500
                                         3,000        0.97+         12/24/2003       3,000
                                         2,000        1.00+          2/23/2004       2,000
                                         1,500        0.981+         3/01/2004       1,500
                                         8,000        0.985+         4/07/2004       7,998
                                         7,000        0.878+         6/21/2004       6,999
                                        14,000        1.00+          2/07/2005      13,996
                                         5,000        1.02+          2/24/2005       4,999
                                         1,300        1.03+          2/21/2006       1,299
                                           750        1.06+          2/20/2008         750
------------------------------------------------------------------------------------------
Federal Home                            10,000        0.959+         9/15/2003      10,000
Loan Bank                                2,300        0.935+        12/29/2003       2,300
                                         2,000        3.75           4/15/2004       2,030
==========================================================================================
U.S. Government & Agency Obligations --
Non-Discount Notes (concluded)
==========================================================================================
Federal Home                           $ 2,200        0.97+ %        7/06/2004     $ 2,199
Loan Bank                                  800        3.875         12/15/2004         823
(concluded)                              4,200        4.125          1/14/2005       4,339
                                           950        1.50           5/13/2005         943
                                           475        1.774          5/13/2005         471
------------------------------------------------------------------------------------------
Freddie Mac                                840        2.125          4/28/2005         841
------------------------------------------------------------------------------------------
Student Loan                            10,000        1.217+         2/12/2004       9,999
Marketing
Association
------------------------------------------------------------------------------------------
U.S. Treasury Notes                      1,200        1.25           5/31/2005       1,189
                                         1,200        1.50           7/31/2005       1,191
                                         1,200        2.00           8/31/2005       1,201
------------------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations--
Non-Discount Notes (Cost--$112,434) ..........................................     112,413
------------------------------------------------------------------------------------------
Total Investments (Cost--$238,391)--100.4% ...................................     238,370

Liabilities in Excess of Other Assets--(0.4%) ................................      (1,158)
                                                                                  --------

Net Assets--100.0% ...........................................................    $237,212
                                                                                  ========

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at August 31, 2003.
+     Variable rate notes.

      See Notes to Financial Statements.


                CBA MONEY FUND                 AUGUST 31, 2003                 7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of August 31, 2003

=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$238,390,913*) ...........                   $ 238,369,901
                   Interest receivable ..............................................                         283,000
                   Prepaid registration fees and other assets .......................                          15,641
                                                                                                        -------------
                   Total assets .....................................................                     238,668,542
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased ..........................................    $ 1,201,163
                      Investment adviser ............................................         92,975
                      Distributor ...................................................         76,796
                      Other affiliates ..............................................         66,022
                      Beneficial interest redeemed ..................................         12,163
                      Dividends to shareholders .....................................             55        1,449,174
                                                                                         -----------
                   Accrued expenses and other liabilities ...........................                           6,914
                                                                                                        -------------
                   Total liabilities ................................................                       1,456,088
                                                                                                        -------------
                   Net Assets .......................................................                   $ 237,212,454
                                                                                                        =============
=====================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------
                   Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ..............................................                   $  23,723,347
                   Paid-in capital in excess of par .................................                     213,510,119
                   Unrealized depreciation on investments--net ......................                         (21,012)
                                                                                                        -------------
                   Net Assets--Equivalent to $1.00 per share based on 237,233,466
                     shares of beneficial interest outstanding ......................                   $ 237,212,454
                                                                                                        =============

* Cost for Federal income tax purposes. As of August 31, 2003, net unrealized depreciation for Federal income tax purposes amounted to $21,012, of which $29,335 related to appreciated securities and $50,347 related to depreciated securities.

      See Notes to Financial Statements.


8               CBA MONEY FUND                 AUGUST 31, 2003

Statement of Operations

For the Six Months Ended August 31, 2003

=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                   Interest and amortization of premium and discount earned .........                   $   1,806,386
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .........................................    $   670,844
                   Transfer agent fees ..............................................        188,469
                   Distribution fees ................................................        165,209
                   Accounting services ..............................................         32,912
                   Trustees' fees and expenses ......................................         21,190
                   Professional fees ................................................         17,867
                   Printing and shareholder reports .................................         15,076
                   Registration fees ................................................          9,423
                   Custodian fees ...................................................          8,239
                   Pricing expenses .................................................            548
                   Other ............................................................          7,784
                                                                                         -----------
                   Total expenses ...................................................                       1,137,561
                                                                                                        -------------
                   Investment Income--Net ...........................................                         668,825
                                                                                                        -------------
                   Realized Gain on Investments--Net ................................                          24,849
                   Change in Unrealized Appreciation/Depreciation on Investments--Net                         (76,427)
                                                                                                        -------------
                   Total Realized and Unrealized Loss on Investments--Net ...........                         (51,578)
                                                                                                        -------------
                   Net Increase in Net Assets Resulting from Operations .............                   $     617,247
                                                                                                        =============

      See Notes to Financial Statements.


                CBA MONEY FUND                 AUGUST 31, 2003                 9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                For the Six         For the
                                                                                                Months Ended       Year Ended
                                                                                                 August 31,       February 28,
Increase (Decrease) in Net Assets:                                                                  2003              2003
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................    $     668,825     $   4,510,304
                   Realized gain on investments--net ......................................           24,849           129,256
                   Change in unrealized appreciation/depreciation on investments--net .....          (76,427)         (424,398)
                                                                                               -------------------------------
                   Net increase in net assets resulting from operations ...................          617,247         4,215,162
                                                                                               -------------------------------
==============================================================================================================================
Dividends &Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................         (668,825)       (4,510,304)
                   Realized gain on investments--net ......................................          (24,849)         (129,256)
                                                                                               -------------------------------
                   Net decrease in net assets resulting from dividends and
                     distributions to shareholders ........................................         (693,674)       (4,639,560)
                                                                                               -------------------------------
==============================================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------------------------
                   Net proceeds from sale of shares .......................................       40,699,056       151,189,174
                   Net asset value of shares issued to shareholders in reinvestment of
                     dividends and distributions ..........................................          693,504         4,639,560
                                                                                               -------------------------------
                                                                                                  41,392,560       155,828,734
                   Cost of shares redeemed ................................................     (106,474,764)     (393,702,095)
                                                                                               -------------------------------
                   Net decrease in net assets derived from beneficial interest transactions      (65,082,204)     (237,873,361)
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets ...........................................      (65,158,631)     (238,297,759)
                   Beginning of period ....................................................      302,371,085       540,668,844
                                                                                               -------------------------------
                   End of period ..........................................................    $ 237,212,454     $ 302,371,085
                                                                                               ===============================

      See Notes to Financial Statements.


10              CBA MONEY FUND                 AUGUST 31, 2003

Financial Highlights

The following per share data and ratios have been derived             For the Six           For the Year Ended            For the
from information provided in the financial statements.                Months Ended              February 28,             Year Ended
                                                                       August 31,   ----------------------------------  February 29,
Increase (Decrease) in Net Asset Value:                                   2003         2003         2002        2001         2000
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .....................    $    1.00    $    1.00    $    1.00   $    1.00    $    1.00
                                                                       ------------------------------------------------------------
            Investment income--net ................................        .0024        .0110        .0331       .0567        .0473
            Realized and unrealized gain (loss) on investments--net       (.0002)      (.0007)      (.0020)      .0021       (.0003)
                                                                       ------------------------------------------------------------
         Total from investment operations .........................        .0022        .0103        .0311       .0588        .0470
                                                                       ------------------------------------------------------------
         Less dividends and distributions:
            Investment income--net ................................       (.0024)      (.0110)      (.0331)     (.0567)      (.0473)
            Realized gain on investments--net .....................       (.0001)      (.0003)      (.0003)     (.0001)          --
                                                                       ------------------------------------------------------------
         Total dividends and distributions ........................       (.0025)      (.0113)      (.0334)     (.0568)      (.0473)
                                                                       ------------------------------------------------------------
         Net asset value, end of period ...........................    $    1.00    $    1.00    $    1.00   $    1.00    $    1.00
                                                                       ============================================================
         Total Investment Return+ .................................          .50%*       1.13%        3.35%       5.83%        5.09%
                                                                       ============================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
         Expenses, net of reimbursement ...........................          .85%*        .87%         .83%        .75%         .70%
                                                                       ============================================================
         Expenses .................................................          .85%*        .87%         .83%        .75%         .70%
                                                                       ============================================================
         Investment income and realized gain on investments--net ..          .52%*       1.16%        3.53%       5.67%        4.68%
                                                                       ============================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .................    $ 237,212    $ 302,371    $ 540,669   $1,199,550   $2,425,888
                                                                       ============================================================

*     Annualized.
+ If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.


                CBA MONEY FUND                 AUGUST 31, 2003                11

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money market fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements -- The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers to the respective Capital


12              CBA MONEY FUND                 AUGUST 31, 2003

Notes to Financial Statements (concluded)

Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended August 31, 2003, the Fund reimbursed FAM $2,852 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


                CBA MONEY FUND                 AUGUST 31, 2003                13

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kevin J. McKenna, Senior Vice President
Richard J. Mejzak, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CBA account, call 800-247-6400.


14              CBA MONEY FUND                 AUGUST 31, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CBA Money Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #11676 -- 8/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 -  Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        CBA Money Fund


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            CBA Money Fund

        Date: October 24, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            CBA Money Fund

        Date: October 24, 2003


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            CBA Money Fund

        Date: October 24, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.